LETTERHEAD OF SULLIVAN INSURANCE GROUP

TO:       WALLY BACSIK
FROM:     BILL CARRICK
SUBJECT:  PRIMARY LIQUIDATED DAMAGES INSURANCE
          REVISED COVER NOTES
DATE:     SEPTEMBER 11, 1997

The enclosed cover notes contain the following revisions of the original cover notes sent to you on August 4th.

Page 1 (Lloyds and Companies)

1. The words "authorized copy" are added at the top of each page.

2. The date at the top right has been changed from 30 July to 14 August. (This is the date of issuance, and does not affect the 30 July effective date of the insurance.)

3. The signature of the Director at the bottom right of each page has been changed from the Chairman of C.J. Coleman to that of the Corporate Secretary.

4. The number of the cover note has been changed from 11031 to 11031A.

Page 14 (Lloyds and Companies)

6. The premium dollar amounts are shown.

7. a) Lloyds' percentage of cover has been increased from 78.8761% to 86.4930%. (This corresponds with the list of Lloyds syndicates sent to you on August 11.)

   b) Companies' percentage of coverage has been reduced from 20.1231% to 13.5070%.

Page 15 & 16 (Lloyds)

8. The list of individual syndicates is included in the cover note.

                  [LETTERHEAD OF C.J. COLEMAN & COMPANY LTD.]

Mr. W. Carrick                                            Authorised Copy
590 South Road                                            COVER NOTE NO. P.43917
Holden                                                    (Lloyd's)
Massachusetts 01520                                       14th August 1997
USA


In accordance with your instructions we have effected the following:


FORM        "J" (a) NMA 2421

ASSURED     LEHRER MCGOVERN BOVIS INC.

ADDRESS     200 Park Avenue
            New York,
            NY 10166, USA

PERIOD From 30th July, 1997 to the date of Substantial Completion of the Project (contracted to occur within two (2) years from the Commencement Date, as such two (2) year time period may be adjusted pursuant to the Agreement).

INTEREST POLICY in respect of the Construction Management Agreement dated as of the 15th day of February, 1997 by and between Las Vegas Sands, Inc. ("LVSI") and the Assured, (the "Agreement"). When used in this Policy the term "Owner" shall mean LVSI except that LVSI may at any time during the currency of this Policy, by a Notice given to Underwriters in accordance with Clause (23) of this Policy, specify a Permitted Assignee, Lender or designee of Lender to be the successor Owner hereunder by setting forth the full name, address, telephone and facsimile numbers of and the name of the individual to whom Notices with respect to the Policy should be directed at such entity; provided, however, that upon the giving of such a Notice LVSI shall cease to be the Owner under and shall cease to have any further rights under or in respect of the Policy, including, without limitation, any right to payment under the Policy and any right to make any claim under and/or to commence and/or to prosecute any arbitration and/or litigation against Underwriters relating to the Policy or on any claim or right asserted to arise under the Policy.

            WHEREAS the Agreement provides for the construction of the first phase of Grand Venetian Hotel / Casino to be located in Las Vegas, Nevada; and

            WHEREAS the Guaranteed Maximum Price is US$ 547,431,225, subject to adjustment as provided in the Agreement; and

            WHEREAS the Commencement Date of the Project was 21st April,
            1997; and

                                                             Continued...

Subject to the terms and conditions                 C. J. COLEMAN & COMPANY LTD.
of the Policy(ies)

11031a

E.&.O.E.    /s/ Kevin W. McCaughey              /s/ Michael S. Wells
                                                ........................DIRECTOR

N.B.  -     Please examine the above carefully, and if it is incorrect, return it immediately for alteration.
      -     Please note the (re)insurers with whom this (re)insurance has been effected and inform us immediately if any of this security is unacceptable to you.

                   [LETTERHEAD OF C.J. COLEMAN & COMPANY LTD.]

Mr. W. Carrick                                            Authorised Copy
590 South Road                                            COVER NOTE NO. P.43917
Holden                                                    (Lloyd's)
Massachusetts 01520                                       14th August 1997
USA


                                      -2-

In accordance with your instructions we have effected the following:

INTEREST
(Continued) WHEREAS Substantial Completion of the Project is contracted to occur within two (2) years from the Commencement Date, as such two (2) year time period may be adjusted pursuant to the Agreement (the last day of such two (2) year time period hereinafter referred to as the "Guaranteed Completion Date").

            NOW this Policy is to pay the Owner, subject to the Conditions, Warranties, Definitions and Exclusions set forth herein, the liquidated damages payable under the terms of Section 6.11 (a) only of the Agreement and to be calculated in accordance with the terms set forth within subsection I.B only of Schedule C to the Agreement for each day that Substantial Completion of the Project is delayed beyond the date which is 30 days after the Guaranteed Completion Date directly as a result of any act of neglect, error or omission on the part of the Assured, its Contractors and their subcontractors of all tiers in the scope of work to be performed by the Assured under the Agreement, and/or any other cause for which the Assured is not entitled to relief or excuse under the terms of the Agreement.

            In consequence thereof, Underwriters hereby agree, upon a valid claim having been established to the reasonable satisfaction of Underwriters as falling within the terms and conditions of this Policy, to pay the Owner within 45 days from the date a valid claim has been established to the reasonable satisfaction of Underwriters in respect of loss(es) sustained which are the subject of such claim, and thereafter within 45 days of any further loss(es) sustained (the amount of the loss to be paid to be calculated on a monthly basis); it being understood and agreed that such reimbursements shall be made on a provisional basis pending final determination and settlement of the amount to be paid under this Policy, provided however that in no circumstances shall Underwriters' maximum liability exceed the stated limits provided under this Policy.

            Underwriters' maximum liability under this Policy limited to US$ 24,062,000 in all hereunder.

                                                             Continued....

Subject to the terms and conditions                 C. J. COLEMAN & COMPANY LTD.
of the Policy(ies)

11031a

E.&.O.E.    /s/ Kevin W. McCaughey              /s/ Michael S. Wells
                                                ........................DIRECTOR

N.B.  -     Please examine the above carefully, and if it is incorrect, return it immediately for alteration.
      -     Please note the (re)insurers with whom this (re)insurance has been effected and inform us immediately if any of this security is unacceptable to you.

                   [LETTERHEAD OF C.J. COLEMAN & COMPANY LTD.]

Mr. W. Carrick                                            Authorised Copy
590 South Road                                            COVER NOTE NO. P.43917
Holden                                                    (Lloyd's)
Massachusetts 01520                                       14th August 1997
USA

                                      -3-

In accordance with your instructions we have effected the following:


CONDITIONS
WARRANTIES
DEFINITIONS
EXCLUSIONS  (1) Notice of Loss/Due Diligence Clause:

                Upon the Assured's discovery of any event likely to give rise to a claim under this Policy, the Assured shall as soon as reasonably possible give notice thereof to Underwriters hereon, and shall use good faith efforts (bearing in mind the identity and resources of the Assured and available Project funds) to timely complete the Project as soon as practicable in accordance with the Agreement and to avoid or diminish any loss herein insured.

            (2) Non-Contribution Clause:

                This Policy does not cover any loss or damage which at the time of the happening of such loss or damage is insured by or would, but for the existence of this Policy, be insured by any other existing Policy or Policies except in respect of any excess beyond the amount which would have been payable under such other Policy or Policies had this Policy not been effected; provided, however, that this Clause (2) shall not apply with respect to any policy of Builder's Risk insurance or of Professional Liability insurance in force with respect to the Project.

                                                             Continued....

Subject to the terms and conditions                 C. J. COLEMAN & COMPANY LTD.
of the Policy(ies)

11031a

E.&.O.E.    /s/ Kevin W. McCaughey              /s/ Michael S. Wells
                                                ........................DIRECTOR

N.B.  -     Please examine the above carefully, and if it is incorrect, return it immediately for alteration.
      -     Please note the (re)insurers with whom this (re)insurance has been effected and inform us immediately if any of this security is unacceptable to you.

                   [LETTERHEAD OF C.J. COLEMAN & COMPANY LTD.]

Mr. W. Carrick                                            Authorised Copy
590 South Road                                            COVER NOTE NO. P.43917
Holden                                                    (Lloyd's)
Massachusetts 01520                                       14th August 1997
USA
                                      -4-

In accordance with your instructions we have effected the following:


CONDITIONS
WARRANTIES
DEFINITIONS
EXCLUSIONS
(Continued) (3) Subrogation Clause:

                If the Underwriters become liable for any payment under this Policy in respect of loss, damage or liability the Underwriters shall be subrogated, to the extent of such payment, to all the rights and remedies of the Assured (including, without limitation, claims for liquidated damages) against any party in respect of such loss, damage or liability and shall be entitled at their own expense to make claims and sue in the name of the Assured; provided, however, that all amounts recovered by Underwriters in the exercise of such subrogation rights shall be allocated and paid by Underwriters as follows: (i) first, to Underwriters and the Assured to reimburse them for their respective expenses incurred in effecting such recoveries; (ii) second, to the Assured to the extent of any loss incurred by the Assured in respect of the first 30 days of delay in achieving Substantial Completion under Section 6.11 (a) of the Agreement;
                (iii) third, to Underwriters to the extent of any loss for which they have made payment in respect of delay longer than 30 days in achieving Substantial Agreement under Section 6.11 (a) of the Agreement; and (iv) any remainder to the Assured. The Underwriters and the Assured agree to co-operate in the pursuit of such rights and remedies with a view to maximizing their respective recoveries. The Assured shall give to the Underwriters its reasonable assistance as the Underwriters may reasonably require to secure their rights and remedies and, at Underwriters' request, shall execute all documents necessary to enable Underwriters effectively to bring suit in the name of the Assured.

            (4) Onus of Proof Clause:

                In any action, suit or proceeding to enforce a claim for loss hereunder, the burden of proving that the loss is recoverable under this Policy shall fall upon the Owner.

                                                             Continued....

Subject to the terms and conditions                 C. J. COLEMAN & COMPANY LTD.
of the Policy(ies)

11031a

E.&.O.E.    /s/ Kevin W. McCaughey               /s/ Michael S. Wells
                                                ........................DIRECTOR


N.B.  -     Please examine the above carefully, and if it is incorrect, return it immediately for alteration.
      -     Please note the (re)insurers with whom this (re)insurance has been effected and inform us immediately if any of this security is unacceptable to you.

                   [LETTERHEAD OF C.J. COLEMAN & COMPANY LTD.]

Mr. W. Carrick                                            Authorised Copy
590 South Road                                            COVER NOTE NO. P.43917
Holden                                                    (Lloyd's)
Massachusetts 01520                                       14th August 1997
USA
                                       -5-

In accordance with your instructions we have effected the following:

CONDITIONS
WARRANTIES
DEFINITIONS
EXCLUSIONS
(Continued) (5) Service of Suit Clause:

                It is agreed that in the event of the failure of Underwriters hereon to pay any amount claimed to be due hereunder following an arbitration decision, the Underwriters hereon, at the request of the Owner will submit to the jurisdiction of a Court of competent jurisdiction within the United States. Nothing in this Clause constitutes or should be understood to constitute a waiver of Underwriters' rights to commence an action in any Court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another Court as permitted by the laws of the United States or of any State in the United States.

                It is further agreed that service of process in such suit may be made upon Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY 10178, and that in any suit instituted against any one of them upon this contract, Underwriters will abide by the final decision of such Court or of any Appellate Court in the event of an appeal.

                The above-named are authorised and directed to accept service of process on behalf of Underwriters in any such suit and/or upon the request of the Owner to give a written undertaking to the Owner that they will enter a general appearance upon Underwriters' behalf in the event such a suit shall be instituted.

                Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, Underwriters hereon hereby designate the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Owner or any beneficiary hereunder arising out of this contract of insurance and hereby designate the above-named as the person to whom the said officer is authorised to mail such process or a true copy thereof.

                                                             Continued....

Subject to the terms and conditions                 C. J. COLEMAN & COMPANY LTD.
of the Policy(ies)

11031a

E.&.O.E.    /s/ Kevin W. McCaughey               /s/ Michael S. Wells
                                                ........................DIRECTOR

N.B.  -     Please examine the above carefully, and if it is incorrect, return it immediately for alteration.
      -     Please note the (re)insurers with whom this (re)insurance has been effected and inform us immediately if any of this security is unacceptable to you.

                   [LETTERHEAD OF C.J. COLEMAN & COMPANY LTD.]

Mr. W. Carrick                                            Authorised Copy
590 South Road                                            COVER NOTE NO. P.43917
Holden                                                    (Lloyd's)
Massachusetts 01520                                       14th August 1997
USA
                                       -6-

In accordance with your instructions we have effected the following:

CONDITIONS
WARRANTIES
DEFINITIONS
EXCLUSIONS
(Continued) (6) Arbitration Clause:

                Any dispute or other matter in question arising between the Assured and/or the Owner on the one hand and Underwriters on the other hand under, out of or in connection with or in relation to this Policy shall be submitted to arbitration. The Assured or the Owner, as the case may be and Underwriters each shall nominate an arbitrator within thirty days of the date upon which either gives the other written notice that it demands arbitration hereunder and the two arbitrators so named shall select an umpire before entering upon the arbitration. The arbitrators shall consider the differences between the parties and shall submit only such questions upon which they disagree to the umpire.

                A decision in writing of any two of the three (two arbitrators and one umpire) when filed with the Assured or the Owner, as the case may be and Underwriters shall be binding upon both. The award rendered by the arbitrators shall be final and binding upon the parties, subject to the indemnity limit, and judgement thereon may be entered in any court having jurisdiction thereof. The arbitrators and the umpire shall not be obliged to follow judicial formalities or the rules of evidence except to the extent required by governing law, that is, the state law of the situs of the arbitration as herein agreed.

                In the event that either party fails to appoint its arbitrator within the time specified, the other party shall have the right to appoint the said arbitrator forthwith.

                If the arbitrators do not agree as to an umpire within thirty days of their appointment, an umpire shall be promptly appointed by the American Arbitration Association upon the application of either of the two arbitrators. Each party shall submit its case to both of the arbitrators within fifteen days of the appointment of the umpire or within such period as may be agreed by consent of both arbitrators and the umpire, and the arbitrators and the umpire shall make their award in writing within sixty days of the date on which the umpire has been named and agreed. The said arbitrators and umpire shall not be under the control or management of either party to this Policy.

                                                             Continued....

Subject to the terms and conditions                 C. J. COLEMAN & COMPANY LTD.
of the Policy(ies)

11031a

E.&.O.E.    /s/ Kevin W. McCaughey               /s/ Michael S. Wells
                                                ........................DIRECTOR

N.B.  -     Please examine the above carefully, and if it is incorrect, return it immediately for alteration.
      -     Please note the (re)insurers with whom this (re)insurance has been effected and inform us immediately if any of this security is unacceptable to you.

                   [LETTERHEAD OF C.J. COLEMAN & COMPANY LTD.]

Mr. W. Carrick                                            Authorised Copy
590 South Road                                            COVER NOTE NO. P.43917
Holden                                                    (Lloyd's)
Massachusetts 01520                                       14th August 1997
USA
                                      -7-

In accordance with your instructions we have effected the following:


CONDITIONS
WARRANTIES
DEFINITIONS
EXCLUSIONS
(Continued) (6) Arbitration Clause:

                Each party shall pay the fee of its own arbitrator and half the fee of the umpire, and the remaining costs of the arbitration shall be paid as the award shall direct. Any arbitration shall take place in New York, New York, unless otherwise agreed.

                The parties hereto agree that they have entered into this Clause to provide for a means of quickly settling disputes without resort to litigation, but this Clause in no way infringes on any rights accorded in the Service of Suit Clause of this Policy, the sole effect and intent of which is to provide without waiver of any defence an ultimate assurance of the amenability of Underwriters to process in certain courts with respect to a claim hereunder following an arbitration decision determining that such amount is due.

            (7) There shall be no cancellation of this Policy.

                It being understood and agreed however that notwithstanding anything contained herein to the contrary, this Policy may be cancelled by Underwriters hereon only in the event of nonpayment of premium by mailing to the Owner at the last mailing address known by Underwriters, by registered or certified mail, written notice stating when, not less than 10 days thereafter, such cancellation will be effective, provided however that if the Owner makes payment of said premium due within such notification period, such notice of cancellation will be rescinded.

                                                             Continued....

Subject to the terms and conditions                 C. J. COLEMAN & COMPANY LTD.
of the Policy(ies)

11031a

E.&.O.E.    /s/ Kevin W. McCaughey               /s/ Michael S. Wells
                                                ........................DIRECTOR

N.B.  -     Please examine the above carefully, and if it is incorrect, return it immediately for alteration.
      -     Please note the (re)insurers with whom this (re)insurance has been effected and inform us immediately if any of this security is unacceptable to you.

                   [LETTERHEAD OF C.J. COLEMAN & COMPANY LTD.]

Mr. W. Carrick                                            Authorised Copy
590 South Road                                            COVER NOTE NO. P.43917
Holden                                                    (Lloyd's)
Massachusetts 01520                                       14th August 1997
USA
                                       -8-

In accordance with your instructions we have effected the following:


CONDITIONS
WARRANTIES
DEFINITIONS
EXCLUSIONS
(Continued) (8)  Loss Payee Clause:

                 All claim payments due under the terms and conditions of this Policy shall be made payable to the Owner, and the Owner shall, notwithstanding Clause (6) of this Policy, have the sole and exclusive right to assert claims and to commence any arbitration and to commence any litigation against Underwriters under or in connection with (and only in accordance with) the provisions of this Policy.

                 Payment of such losses by Underwriters to the Owner shall be a sufficient and complete discharge of all of Underwriters' obligations to the Assured and the Owner in connection with said losses.

            (9) It is a condition of this Policy that the Agreement is signed and in force at the inception date of this Policy.

            (10) It is a condition of this Policy that the scope of work to be performed by the Assured under the Agreement incorporates neither (i) any equipment or technology of a type without previous commercial application nor (ii) any experimental method of construction.

            (11) It is warranted by the Assured that the construction of the Project will be or has been carried out by or under the supervision of the Assured's Project personnel.

                                                             Continued....

Subject to the terms and conditions                 C. J. COLEMAN & COMPANY LTD.
of the Policy(ies)

11031a

E.&.O.E.    /s/ Kevin W. McCaughey               /s/ Michael S. Wells
                                                ........................DIRECTOR

N.B.  -     Please examine the above carefully, and if it is incorrect, return it immediately for alteration.
      -     Please note the (re)insurers with whom this (re)insurance has been effected and inform us immediately if any of this security is unacceptable to you.

                   [LETTERHEAD OF C.J. COLEMAN & COMPANY LTD.]

Mr. W. Carrick                                            Authorised Copy
590 South Road                                            COVER NOTE NO. P.43917
Holden                                                    (Lloyd's)
Massachusetts 01520                                       14th August 1997
USA

                                       -9-

In accordance with your instructions we have effected the following:

CONDITIONS
WARRANTIES
DEFINITIONS
EXCLUSIONS
(Continued)  (12) It is warranted by the Assured that, except as disclosed in the Information Summary described in Clause
                  (19) of this Policy, at the inception date of this Policy, the Assured has no knowledge or information of any matter, fact or circumstance which is likely to give rise to a loss hereunder, provided that no such knowledge shall be imputed or deemed imputed to the Assured based on the Assured's judgement or opinion as to when Substantial Completion will be achieved and\or the likelihood of Substantial Completion being achieved by the Guaranteed Completion Date unless any such statement made by the Assured in the Information Summary described in Clause (19) of this Policy relating to such judgement or opinion was false or was not made in good faith.

            (13) Excluding any loss to the extent arising in consequence of insolvency and/or financial default of any person, firm or corporation whether a party to this insurance or otherwise.

            (14)  War and Civil War Exclusion Clause:

                  Notwithstanding anything to the contrary contained herein this Policy does not cover loss or damage directly or indirectly occasioned by, happening through or in consequence of war, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, military or usurped power.

            (15)  Radioactive Contamination Exclusion Clause (Contingency):

                  This Policy does not cover any loss directly or indirectly caused by or contributed to by or arising from:-

                  (a) ionising radiation or contamination by radioactivity from any nuclear fuel or from any nuclear waste from the combustion of nuclear fuel.

                  (b) the radioactive, toxic, explosive or other hazardous
                      properties of any explosive nuclear assembly or nuclear component thereof.

                                                       Continued....

Subject to the terms and conditions                 C. J. COLEMAN & COMPANY LTD.
of the Policy(ies)

11031a

E.&.O.E.    /s/ Kevin W. McCaughey               /s/ Michael S. Wells
                                                ........................DIRECTOR

N.B.  -     Please examine the above carefully, and if it is incorrect, return it immediately for alteration.
      -     Please note the (re)insurers with whom this (re)insurance has been effected and inform us immediately if any of this security is unacceptable to you.

                   [LETTERHEAD OF C.J. COLEMAN & COMPANY LTD.]

Mr. W. Carrick                                            Authorised Copy
590 South Road                                            COVER NOTE NO. P.43917
Holden                                                    (Lloyd's)
Massachusetts 01520                                       14th August 1997
USA
                                      -10-

In accordance with your instructions we have effected the following:


CONDITIONS
WARRANTIES
DEFINITIONS
EXCLUSIONS
(Continued) (16) Excluding any loss arising directly or indirectly in consequence of any failure by the Assured to give a written notice of the type described in the last sentence of subsection 3.3.24 of the Agreement within the five (5) business day period described in said sentence (assuming the Assured would have been entitled to give such notice); or any other failure by the Assured to exercise a right which it was aware of to extend the 2-year period described in Section 6.10 of the Agreement.

            (17) Excluding any loss arising directly or indirectly in
                 consequence of any wilful, deliberate or intentional misconduct on the part of the Assured (as opposed to the exercise of good judgement), including but not limited to wilful, deliberate or intentional failure on the part of the Assured to comply with the terms of the Agreement, or to obtain relief or excuse which it was aware of and pursuant to which it is entitled to extend the Guaranteed Completion Date under the provisions of the Agreement.

            (18) Non-Assignment:

                 The Assured shall not assign or transfer this Policy or the benefits or obligations thereof to any other party or person without Underwriters' prior written agreement.

            (19) Information Truth and Materiality:

                 It is hereby understood and agreed that the statements and particulars of information contained in this Policy and written Information Summary dated [T.B.A.] submitted by and on behalf of the Assured and seen by Underwriters are in all material respects true and complete, are material and made to induce Underwriters to issue the Policy and shall form the basis of the Contract of Insurance and are to be considered as incorporated herein.

                 The Assured undertakes to inform Underwriters of any material changes to these statements and particulars of information (occurring prior to or subsequent to the inception date of this Policy), including but not limited to variations in the Agreement.

                                                      Continued....

Subject to the terms and conditions                 C. J. COLEMAN & COMPANY LTD.
of the Policy(ies)

11031a

E.&.O.E.    /s/ Kevin W. McCaughey               /s/ Michael S. Wells
                                                ........................DIRECTOR

N.B.  -     Please examine the above carefully, and if it is incorrect, return it immediately for alteration.
      -     Please note the (re)insurers with whom this (re)insurance has been effected and inform us immediately if any of this security is unacceptable to you.

                   [LETTERHEAD OF C.J. COLEMAN & COMPANY LTD.]

Mr. W. Carrick                                            Authorised Copy
590 South Road                                            COVER NOTE NO. P.43917
Holden                                                    (Lloyd's)
Massachusetts 01520                                       14th August 1997
USA

                                     -11-

In accordance with your instructions we have effected the following:


CONDITIONS
WARRANTIES
DEFINITIONS
EXCLUSIONS
(Continued) This Policy excludes any loss arising directly or indirectly in consequence of any such material changes or variations unless such changes or variations are permitted by the terms hereof without the approval of Underwriters or are approved in writing by Underwriters, such approval not to be unreasonably withheld or delayed. Notwithstanding the foregoing, in the case of Scope Changes, only the following types of Scope Changes must be approved in writing by Underwriters, such approval not to be unreasonably withheld, who for this purpose shall act through their Engineering Representative High-Point Rendel (or such other Engineering Representative designated by Underwriters): (i) any Scope Change involving a change to the Guaranteed Maximum Price of 2% or more; (ii) any Scope Change which either (a) extends the Guaranteed Completion Date by fifteen
            (15) or more days or (b) changes the Guaranteed Completion Date to any earlier date; and (iii) any Scope Change which involves a change in construction methodology which materially impacts the phasing, sequencing or scheduling of tasks for which the Assured is responsible or a change in the sequencing or phasing of the Project schedule which materially impacts the critical path of the schedule for the Project. In the case of any Scope Change requiring Underwriters' approval, Underwriters' Engineering Representatives shall respond to any request for approval of such a Scope Change from the Assured within five (5) business days of receipt of such request and adequate information upon which to base a decision; provided, however, if Underwriters' Engineering Representative shall fail to respond within such five (5) business day period, Underwriters' approval of such Scope Change shall be deemed to have been given.

                                                             Continued....

Subject to the terms and conditions                 C. J. COLEMAN & COMPANY LTD.
of the Policy(ies)

11031a

E.&.O.E.    /s/ Kevin W. McCaughey               /s/ Michael S. Wells
                                                ........................DIRECTOR

N.B.  -     Please examine the above carefully, and if it is incorrect, return it immediately for alteration.
      -     Please note the (re)insurers with whom this (re)insurance has been effected and inform us immediately if any of this security is unacceptable to you.

                   [LETTERHEAD OF C.J. COLEMAN & COMPANY LTD.]

Mr. W. Carrick                                            Authorised Copy
590 South Road                                            COVER NOTE NO. P.43917
Holden                                                    (Lloyd's)
Massachusetts 01520                                       14th August 1997
USA
                                      -12-

In accordance with your instructions we have effected the following:


CONDITIONS
WARRANTIES
DEFINITIONS
EXCLUSIONS
(Continued) (20) Misrepresentation:

                 This Policy shall be void if at any time the Assured has concealed or misrepresented any material fact(s) or circumstances) concerning this insurance or the subject thereof, or interest of the Assured therein or in the case of fraud or false swearing by the Assured relating thereto; provided, however, that no such misrepresentation or fraud shall be deemed to have been made or committed with respect to any good faith statement in the application for this Policy relating to the Assured's judgement or opinion as to when Substantial Completion will be achieved and/or the likelihood of Substantial Completion being achieved within the two (2) year time period set forth in Section
                 6.10 of the Agreement, as such time period may be adjusted pursuant to the Agreement.

            (21) Examination of Assured:

                 In the event of a claim for loss hereunder, the Assured and the Owner shall, at the request of Underwriters or their representative, submit to examination under oath, and shall produce for examination, at such reasonable place as is designated by Underwriters or their representative, all documents in its possession or control which relate to the matters in question, and shall permit extracts and copies thereof to be made.

            (22) Definitions:

                 The terms "Commencement Date", "Contractor", "Guaranteed Maximum Price", "Lender", "Permitted Assignee",
                 "Project", "Scope Change" and "Substantial Completion" shall have the same meaning assigned to such terms within the Agreement.

            (23) Any notice or other communication required or permitted to be given pursuant to this Policy (each, a "Notice") shall be given in writing and shall be given when delivered by hand delivery, registered or certified mail and/or facsimile transmission (provided the original of a communication delivered by facsimile transmission is also delivered by another means of delivery within three business days of the date of the facsimile transmission) to:

                                                      Continued....

Subject to the terms and conditions                 C. J. COLEMAN & COMPANY LTD.
of the Policy(ies)

11031a

E.&.O.E.    /s/ Kevin W. McCaughey               /s/ Michael S. Wells
                                                ........................DIRECTOR

N.B.  -     Please examine the above carefully, and if it is incorrect, return it immediately for alteration.
      -     Please note the (re)insurers with whom this (re)insurance has been effected and inform us immediately if any of this security is unacceptable to you.

                   [LETTERHEAD OF C.J. COLEMAN & COMPANY LTD.]

Mr. W. Carrick                                            Authorised Copy
590 South Road                                            COVER NOTE NO. P.43917
Holden                                                    (Lloyd's)
Massachusetts 01520                                       14th August 1997
USA
                                      -13-

In accordance with your instructions we have effected the following:


CONDITIONS
WARRANTIES
DEFINITIONS
EXCLUSIONS
(Continued) If to Underwriters:

            Morgan, Lewis & Bockius LLP
            101 Park Avenue
            New York, NY 10178
            Attention : Martin F. Conniff, Esq.
            Fax       : (212) 309 6273
            Tel       : (212) 309 6000

            If to the Assured:

            Lehrer McGovern Bovis, Inc.
            200 Park Avenue
            New York, NY 10166
            Attention :  Luther Cochran, Peter Marchetto and Mark Melson.
            Fax       :  (212) 592 6997
            Tel       :  (212) 592 6711

            If to the Owner:
            (Unless LVSI has designated a successor Owner in which event the Notice particulars for Owner shall be as set forth in such designation)

            Las Vegas Sands, Inc.
            3355 Las Vegas Boulevard South
            Las Vegas, NV 89101
            Attention : Sheldon Adelson, David Friedman and Roger McElfresh
            Fax       :(702) 733 5620
            Tel       :(702) 733 5000

                                                             Continued....

Subject to the terms and conditions                 C. J. COLEMAN & COMPANY LTD.
of the Policy(ies)

11031a

E.&.O.E.    /s/ Kevin W. McCaughey               /s/ Michael S. Wells
                                                ........................DIRECTOR

N.B.  -     Please examine the above carefully, and if it is incorrect, return it immediately for alteration.
      -     Please note the (re)insurers with whom this (re)insurance has been effected and inform us immediately if any of this security is unacceptable to you.

                   [LETTERHEAD OF C.J. COLEMAN & COMPANY LTD.]

Mr. W. Carrick                                            Authorised Copy
590 South Road                                            COVER NOTE NO. P.43917
Holden                                                    (Lloyd's)
Massachusetts 01520                                       14th August 1997
USA

In accordance with your instructions we have effected the following:


CONDITIONS
WARRANTIES
DEFINITIONS
EXCLUSIONS
(Continued) (24) Project Report Clause:

                 It is warranted by the Assured that it will provide Underwriters Engineering Representative: High-Point Rendel, 225 Broadway - Suite 2200, San Diego, CA 92101 (or such other Engineering Representative designated by Underwriters), with monthly progress reports in the form previously agreed to by the Assured, High-Point Rendel and Underwriters and permft Underwriters' Engineering Representative periodic site visits and meetings with the Assured and its Contractors to review progress of construction of the Project.

            (25) Several Liability Notice:

                 The subscribing insurers' obligations under contracts of insurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscription. Subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligations.

PREMIUM          $728,418.10 (being 86.4930% of $842,170)

                                                             Continued....

Subject to the terms and conditions                 C. J. COLEMAN & COMPANY LTD.
of the Policy(ies)

11031a

E.&.O.E.    /s/ Kevin W. McCaughey               /s/ Michael S. Wells
                                                ........................DIRECTOR

N.B.  -     Please examine the above carefully, and if it is incorrect, return it immediately for alteration.
      -     Please note the (re)insurers with whom this (re)insurance has been effected and inform us immediately if any of this security is unacceptable to you.

                   [LETTERHEAD OF C.J. COLEMAN & COMPANY LTD.]

Mr. W. Carrick                                            Authorised Copy
590 South Road                                            COVER NOTE NO. P.43917
Holden                                                    (Lloyd's)
Massachusetts 01520                                       14th August 1997
USA

In accordance with your instructions we have effected the following:

INSURERS

            Various Lloyd's Underwriters             86.4930% of whole being
            W. Deem Syndicate 994                    12.4678%
            W. Deem Syndicate 994                     1.2468%
            D.E.S. Shipley Syndicate 362              6.2338%
            The Enterprise Consortium 9025            9.3507%
            R.J. Kershaw Syndicate 102                5.1949%
            I.C. Agnew Syndicate 672                  3.1170%
            M.H. Etheridge Syndicate 529              1.6624%
            G.D. Williams Syndicate 47                1.4546%
            A.F. Beazley Syndicate 623                1.0390%
            J.H. Venton Syndicate 376                 1.2262%
            J.H. Venton Syndicate 2376                0.2284%
            A. Taylor Syndicate 51                    2.0780%
            H.G. Jago Syndicate 205                   1.2468%
            A.W. Holt Syndicate 40                    1.0390%
            M.C. Watkins Syndicate 457                1.0390%
            G.E. Lloyd-Roberts Syndicate 55           0.4156%
            I.W.S. Wooten Syndicate 590               0.5994%
            I.W.S. Wooten Syndicate 2591              0.1279%
            M.E. Denby Syndicate 609                  0.4156%
            S. Lotter Syndicate 1051                  0.4156%
            D.P. Mann Syndicate 435                   0.6234%
            M.J. Cox Syndicate 990                    0.7273%
            H.H. Hayward Syndicate 1084               0.4156%

                                                             Continued....

Subject to the terms and conditions                 C. J. COLEMAN & COMPANY LTD.
of the Policy(ies)

11031a

E.&.O.E.    /s/ Kevin W. McCaughey               /s/ Michael S. Wells
                                                ........................DIRECTOR

N.B.  -     Please examine the above carefully, and if it is incorrect, return it immediately for alteration.
      -     Please note the (re)insurers with whom this (re)insurance has been effected and inform us immediately if any of this security is unacceptable to you.

                   [LETTERHEAD OF C.J. COLEMAN & COMPANY LTD.]

Mr. W. Carrick                                            Authorised Copy
590 South Road                                            COVER NOTE NO. P.43917
Holden                                                    (Lloyd's)
Massachusetts 01520                                       14th August 1997
USA

In accordance with your instructions we have effected the following:

INSURERS
(Continued)

           M.V. Howell Syndicate 1093                    0.6234%
           J.E. Mumford Syndicate 1141                   0.4156%
           M.E. Warrington Syndicate 1069                0.2078%
           W. Deem Syndicate 994                         8.9851%
           D.E.S. Shipley Syndicate 362                  1.0390%
           G.F. Pipe Syndicate 506                       1.4961%
           G.F. Pipe Syndicate 2506                      0.5818%
           R.F. McCarthy Syndicate 1229                  4.1560%
           Enterprise Consortium 9025                    8.3117%
           J.N.C. Wooldridge Syndicate 1227              8.3117%


Subject to the terms and conditions                 C. J. COLEMAN & COMPANY LTD.
of the Policy(ies)

11031a

E.&.O.E.    /s/ Kevin W. McCaughey                 /s/ Michael S. Wells
                                                ........................DIRECTOR


N.B.  -     Please examine the above carefully, and if it is incorrect, return it immediately for alteration.
      -     Please note the (re)insurers with whom this (re)insurance has been effected and inform us immediately if any of this security is unacceptable to you.